                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported): September 20, 2006

                            PRO-FAC COOPERATIVE, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    New York
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

                          0-20539                                 16-6036816
---------------------------------------------------------------------------------------------
                 (Commission File Number)              (IRS Employer Identification No.)


     590 Willow Brook Office Park, Fairport, New York                      14450
----------------------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                        (Zip Code)

                                 (585) 218-4210
----------------------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


----------------------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                        Section 2 - Financial Information

Item 2.02.        Results of Operations and Financial Condition

On September 20, 2006, Pro-Fac Cooperative, Inc. (the "Cooperative") issued a press release, dated September 20, 2006, to report its financial results for the Cooperative's fiscal year ended June 24, 2006. A copy of the press release is furnished by this Current Report on Form 8-K and is attached to this Report as
Exhibit 99.1 and is incorporated herein by reference.

                  Section 9 - Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.


Exhibit 99.1 Press Release issued by Pro-Fac Cooperative, Inc. on September 20, 2006 announcing its financial results for the fiscal year ended June 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PRO-FAC COOPERATIVE, INC.


September 20, 2006                       By:  /s/ Stephen R. Wright
                                             -----------------------------------
                                         Stephen R. Wright, Chief Executive
                                         Officer, Chief Financial Officer,
                                         General Manager and Secretary
                                         (Principal Executive Officer and
                                         Principal Financial Officer)